UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 21, 2006
CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (304) 598-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 21, 2006, the Board of Directors of Centra Financial Holdings, Inc. (the “Company”) amended Subsections 12(a), 12(c) and 12(h) of and added a new Subsection 12(j) to the Company’s bylaws. The amendments provide that, once designated, the power of the Executive Committee may be limited only by the vote of three-fourths of the full Board of Directors and that, once appointed, a member of the Executive Committee may only be removed by the vote of a three-fourths majority of the full Board of Directors. Finally, sections 12(a), 12(c), 12(h) and 12(j) of the Bylaws may be amended only by the vote of a three-fourths majority of the full Board of Directors.
     The full text of the amendments are set forth on Exhibit 3(ii) hereto and by this reference incorporated herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          3(ii) Text of Amendments to Bylaws

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centra Financial Holdings, Inc.

By	/s/ Douglas J. Leech

Douglas J. Leech, President and Chief Executive Officer
December 27, 2006